AMENDMENT TO EMPLOYMENT AGREEMENT


          This Amendment to Employment Agreement is made as of September 3, 1997, between Seragen, Inc. (the "Company"), having an office at 97 South Street, Hopkinton, Massachusetts 01748, and Elizabeth Chen ("Chen"), residing at 122 West Montgomery Street, Baltimore, Maryland 21230.

          WHEREAS, the Company and Chen are parties to that certain Employment Agreement, dated as of January 15, 1997 (the "Employment Agreement");

          WHEREAS, certain provisions were included in the Employment Agreement that were not included in employment agreements for the other members of the senior management of the Company, and the Company and Chen desire to conform the provisions of the Employment Agreement in this respect to the employment agreements for the other members of the senior management of the Company;

          WHEREAS, for the aforesaid purposes, the Company and Chen desire to enter into this Amendment;

          NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.   Amendment of Section 3(h) of the Employment Agreement.
Section 3(h) of the Employment Agreement shall be, and is hereby, amended by deleting the last sentence thereof.

          2. Continuation of Employment Agreement. As amended hereby, the Employment Agreement shall continue in full force and effect.

          3. Effective Date. As between the parties hereto, this Amendment shall be effective as of and from January 15, 1997.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

                                   SERAGEN, INC.



                                   By: /s/ Reed R. Prior
                                       --------------------
                                        Reed R. Prior
                                        Chairman, Chief Executive
                                        Officer and Treasurer



                                        /s/ Elizabeth Chen
                                        -------------------
                                        Elizabeth Chen